UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 24, 2008

YTB International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-18412	20-2181181
(Commission File Number)	(IRS Employer Identification No.)

1901 East Edwardsville Road
Wood River, Illinois	62095
(Address of Principal Executive Offices)	(Zip Code)

(618) 655-9477

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 24, 2008, YTB International, Inc. (the “Company”) entered into employment agreements, effective as of January 1, 2008, with each of (i) J. Scott Tomer, Chief Executive Officer of the Company, (ii) J. Lloyd Tomer, Chairman of the Board of Directors of the Company and (iii) J. Kim Sorensen, President of the Company (collectively, the “Executive Employment Agreements” and collectively, the “Executive Officers”). The Executive Employment Agreements supersede the employment agreements of Messrs. J. Scott Tomer and J. Kim Sorensen that were effective January 1, 2005 and had been scheduled to terminate on December 31, 2009.

On January 30, 2008, the Company also entered into an employment agreement (the “Clagg Employment Agreement”), effective as of January 1, 2008, with John D. Clagg, the Company’s Chief Financial Officer and Treasurer. The Clagg Employment Agreement supersedes Mr. Clagg’s previous employment agreement with the Company that was effective as of December 1, 2005 and had been scheduled to terminate on December 31, 2009.

Executive Employment Agreements: J. Scott Tomer, J. Lloyd Tomer, and J. Kim Sorensen

  Under their respective Executive Employment Agreements, the Executive Officers will serve in their positions for five-year terms, earning starting annual base salaries (in fiscal 2008) of $325,000, which shall increase in increments of $25,000 for each successive year under the agreements. Each Executive Employment Agreement automatically renews for additional one year terms at the then-current base salary upon the expiration of the initial term or any successor term if either party does not provide notice of non-renewal at least 90 days prior to such expiration.

Each of the Executive Officers will be eligible for a cash bonus equal to a percentage of the Company’s net pre-tax income for each year in which such income surpasses certain thresholds, in the following percentages: (i) 2.0%, if the net pre-tax income of the Company is at least $500,000, but less than $1,500,000; (ii) 2.25%, if the net pre-tax income of the Company is at least $1,500,000 but less than $ 3,000,000; and (iii) 2.5%, if the net pre-tax income of the Company is at least $3,000,000.

Beyond providing for compensation payable to the Executive Officers in their roles as such, the Executive Employment Agreements acknowledge the Executive Officers’ existing ownership of overrides on RTA sales and monthly fees as follows: (i) each of J. Scott Tomer and J. Kim Sorensen owns an override on the RTA sales and monthly fees generated by Representative position #2 of the Company’s YourTravelBiz.com subsidiary’s sales organization equal to 50% of the monthly commissions and overrides earned by said position #2, paid on a monthly basis; and (ii) J. Lloyd Tomer owns an override on the RTA sales and monthly fees generated by Representative position #1 of the Company’s YourTravelBiz.com subsidiary’s sales organization equal to 100% of the monthly commissions and overrides earned by said position #1, paid on a monthly basis.

In consideration of employment by the Company pursuant to the terms of the Executive Employment Agreements, the Executive Officers are subject to non-competition and non-solicitation restrictions for the entire duration of their respective Executive Employment Agreements and for a period of two years thereafter. In the event of the termination, by the Company, of the employment of any of the Executive Officers without cause, such Executive Officer will be paid his base salary for the remaining term of his Executive Employment Agreement, in accordance with the Company’s customary payroll practices, as if such employment had not been terminated.

Clagg Employment Agreement

Under the Clagg Employment Agreement, Mr. Clagg will remain the Company’s Chief Financial Officer and Treasurer for a five year term at a starting annual base salary (in fiscal 2008) of $300,000, which shall increase in increments of $25,000 for each successive year under the agreement.  The agreement automatically renews for additional one year terms at the then-current base salary upon the expiration of the initial term or any successor term if either party does not provide notice of non-renewal at least 90 days prior to such expiration.

Beyond base salary, under the Clagg Employment Agreement, Mr. Clagg was also awarded an incentive stock option to purchase 300,000 shares of the Company’s Class A Common Stock, which shall vest in five equal installments of 60,000 shares-- on the effective date of the Clagg Employment Agreement and the first four anniversaries thereof. Mr. Clagg will furthermore be eligible for a bonus equal to two percent (2%) of the Company’s net pre-tax income for each year under the Clagg Employment Agreement in which the Company’s net pre-tax income equals or exceeds $4,000,000, subject to the determination of the Compensation Committee of the Company’s Board of Directors. Such bonus shall be payable in the form of a restricted stock award.

In consideration of his employment by the Company pursuant to the terms of the Clagg Employment Agreement, Mr. Clagg is subject to non-competition and non-solicitation restrictions for the entire duration of the agreement and for a period of two years thereafter. In the event of termination, by the Company, of Mr. Clagg’s employment without cause, Mr. Clagg is to be paid his base salary for the remaining term of the Clagg Employment Agreement, in accordance with the Company’s customary payroll practices, as if such employment had not been terminated.

Copies of the form of Executive Employment Agreements and the Clagg Employment Agreement are annexed to this Current Report on Form 8-K as Exhibits 10.1 through 10.4 hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Description

10.1	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Scott Tomer.
10.2	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Lloyd Tomer.
10.3	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Kim Sorensen.
10.4	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and John D. Clagg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YTB INTERNATIONAL, INC.

Date: January 30, 2008	By:	/s/ John D. Clagg
Name: John D. Clagg
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

No.	Description

10.1	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Scott Tomer.
10.2	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Lloyd Tomer.
10.3	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and J. Kim Sorensen.
10.4	Form of Employment Agreement, dated as of January 1, 2008, by and between YTB International, Inc. and John D. Clagg.